UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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Guggenheim Variable Funds Trust

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GUGGENHEIM VARIABLE FUNDS TRUST

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(301) 296-5100

To the owners of variable annuity contracts and variable life insurance policies and qualified plans entitled to provide voting instructions:
A special meeting of shareholders of Series A (StylePlus – Large Core Series) (“Series A”), Series B (Large Cap Value Series) (“Series B”), Series D (World Equity Income Series) (“Series D”), Series J (StylePlus – Mid Growth Series) (“Series J”), Series N (Managed Asset Allocation Series) (“Series N”), Series O (All Cap Value Series) (“Series O”), Series Q (Small Cap Value Series) (“Series Q”), Series V (Mid Cap Value Series) (“Series V”), Series X (StylePlus – Small Growth Series) (“Series X”), Series Y (StylePlus – Large Growth Series) (“Series Y”), and Series Z (Alpha Opportunity Series) (“Series Z”) (each, a “Fund” and, collectively, the “Funds”), each a series of Guggenheim Variable Funds Trust (the “Trust”), will be held on April 20, 2017 at 1:00 p.m. Central Time, at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 (and any postponements or adjournments thereof, the “Meeting”). Although the separate accounts of certain insurance companies may be the only shareholders of record of the Funds, you are receiving this letter and the enclosed Proxy Statement because you are among those who own a variable annuity contract or a variable life insurance policy (each, a “Contract”) issued by an insurance company that offers one or more of the Funds as underlying investment options for the Contract (each, a “Participating Insurance Company”) and have allocated a portion of your Contract value to one or more of the Funds (each, a “Contract Owner”). You may also be receiving this letter and the enclosed Proxy Statement because you are among those who own shares of one or more of the Funds through a qualified retirement plan. For ease of reference, Contract Owners (and other persons or entities that have voting rights or are being asked to provide voting instructions) are also referred to as “shareholders” of the Funds.
The Participating Insurance Companies will vote the shares attributable to each Fund at the Meeting in accordance with the voting instructions received from Contract Owners. As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of each Fund attributable to your Contract should be voted as though you are a direct shareholder of the Fund. You are being asked to provide your voting instructions to the Participating Insurance Company that issued your Contract on a proposal to approve the adoption of a Distribution and Shareholder Services Plan for the Funds (the “Distribution Plan”) to help promote the distribution of the Funds to a broader base of investors, as described below and in the enclosed proxy materials. More information about the Distribution Plan, and a voting instruction card, is available in the enclosed proxy materials. The Trust anticipates that the Participating Insurance Companies will accept voting instructions until on or about the close of business on April 19, 2017.
At a meeting held on March 1, 2017, the Board of Trustees (the “Board”) of the Trust considered and approved the adoption of the Distribution Plan for the Funds, subject to approval by shareholders of the Funds. The Board recommends that the shareholders of the Funds vote “FOR” the adoption of the Distribution Plan.
If the Distribution Plan is adopted by shareholders of a Fund, the Fund would pay a new, asset-based fee for distribution, administrative and shareholder services at an annual rate of up to 0.25% of average daily net assets. However, as discussed in more detail in the attached proxy materials, to offset (and more than offset in some cases) this new fee, the Board and Security Investors, LLC (also known as Guggenheim Investments), the Funds’ investment adviser (the “Investment Manager”), have agreed if the proposal is approved by shareholders (i) to contractually reduce the investment advisory fee charged by the Investment Manager with respect to Series N, Series Q, Series X, and Series Y, (ii) to implement an expense limitation agreement with respect to Series A, Series B, Series D, Series J, Series O, Series Q, Series V, Series X, and Series Y and (iii) to continue the current expense limitation with respect to Series Z. The expense limitation agreement for the Funds would remain in place until May 1, 2022 (i.e., a period of five years), although it may be terminated earlier by the Board or renewed by the Board and the Investment Manager. However, shareholder approval would be required to subsequently increase the investment advisory fee for Series N, Series Q, Series X, and Series Y.
Therefore, if shareholders adopt the Distribution Plan, the 12b-1 fee under the Distribution Plan will be offset (and more than offset in some cases) by the reduction in the investment advisory fee and/or the expense limitation arrangement, and total net expenses for each Fund will not immediately increase as a result of the Distribution Plan. As further described in the enclosed proxy materials, fees waived and expenses reimbursed under the expense limitation agreement are subject to possible recoupment by the Investment Manager.  If the expense limitation agreement terminates, is modified or is not continued beyond May 1, 2022, the total net expenses for a Fund may ultimately be higher than its current total net expenses.
The proposal requires approval by shareholders of a Fund to be implemented for that Fund. Accordingly, by the attached Proxy Statement, we are requesting that you vote to approve the proposal for the applicable Fund, as described above and in more detail in the attached proxy materials.
If you are a Contract Owner with an investment in any Fund as of the close of business on March 3, 2017, you are entitled to vote at the Meeting, even if you no longer own a Contract.
The Board has unanimously approved the Distribution Plan, subject to shareholder approval, and recommends that you vote “FOR” the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours.
You can vote in one of four ways:

•	By mail with the enclosed voting instruction card – be sure to sign, date and return it in the enclosed postage-paid envelope;

•	Through the website listed in the proxy voting instructions;

•	By telephone using the toll-free number listed in the proxy voting instructions; or

•	In person at the Meeting.
We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your voting instruction card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on this important proposal. Please read the enclosed information carefully before voting. If you have any questions, please call AST Fund Solutions, LLC, the Funds’ proxy solicitor, at 1-888-567-1626.
Voting instructions may be revoked prior to the Meeting by timely executing and submitting a revised voting instruction card (following the methods noted above), by giving written notice of revocation to the Secretary of the Trust prior to the Meeting, or by voting in person at the Meeting.
We appreciate your participation and prompt response in this matter and thank you for your continued support.
Sincerely,
Donald C. Cacciapaglia
President, Chief Executive Officer and Trustee of the Trust

IMPORTANT NEWS FOR SHAREHOLDERS
By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the enclosed Proxy Statement. For that reason, the information is qualified in its entirety by reference to the enclosed Proxy Statement.
QUESTIONS AND ANSWERS
General

Q.	Why am I receiving this Proxy Statement?

A.
You are receiving these proxy materials — a booklet that includes the Proxy Statement and your voting instruction card — because you are among those who own a variable annuity contract or a variable life insurance policy (each, a “Contract”) issued by an insurance company that offers one or more of the Funds (as defined below) as underlying investment options for the Contract (the “Participating Insurance Companies”) and have allocated a portion of your Contract value to a Fund (each, a “Contract Owner”). You may also be receiving these proxy materials because you are among those who own shares of one or more of the Funds (as defined below) through a qualified retirement plan. As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of Series A (StylePlus—Large Core Series) (“Series A”), Series B (Large Cap Value Series) (“Series B”), Series D (World Equity Income Series) (“Series D”), Series J (StylePlus—Mid Growth Series) (“Series J”), Series N (Managed Asset Allocation Series) (“Series N”), Series O (All Cap Value Series) (“Series O”), Series Q (Small Cap Value Series) (“Series Q”), Series V (Mid Cap Value Series) (“Series V”), Series X (StylePlus —Small Growth Series) (“Series X”), Series Y (StylePlus—Large Growth Series) (“Series Y”), and/or Series Z (Alpha Opportunity Series) (“Series Z”) (each, a “Fund” and, collectively, the “Funds”), each a series of Guggenheim Variable Funds Trust (the “Trust”), attributable to your Contract should be voted at a special meeting of shareholders of the Funds scheduled to be held on April 20, 2017 (and any postponements or adjournments thereof, the “Meeting”). In particular, you are being asked to vote on a proposal to adopt a Distribution and Shareholder Services Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Proposal”), which requires the approval of shareholders. The Participating Insurance Company that issued your Contract will furnish this Proxy Statement to the Contract Owners that have allocated a portion of their Contract values to a Fund (i.e., Contract Owners that indirectly own shares of the Funds to be voted at the Meeting), and will solicit voting instructions from those Contract Owners. For ease of reference, throughout this Questions and Answers section, Contract Owners (and other persons or entities that have voting rights or are being asked to provide voting instructions) are also referred to as “shareholders” of the Funds and a voting instruction is referred to as a “vote.”

The Board of Trustees (“Board”) of the Trust approved the Distribution Plan, subject to shareholder approval, and recommends that the shareholders of the Funds approve the adoption of the proposed Distribution Plan. If the Distribution Plan is adopted by

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shareholders of a Fund, the Fund would pay a new, asset-based fee for distribution, administrative and shareholder services of up to 0.25% of average daily net assets. However, to offset (and more than offset in some cases) this new fee, the Board and Security Investors, LLC (also known as Guggenheim Investments), the Funds’ investment adviser (the “Investment Manager”), have agreed if the Proposal is approved by shareholders (i) to contractually reduce the investment advisory fee charged by the Investment Manager with respect to Series N, Series Q, Series X, and Series Y, (ii) to implement an expense limitation agreement with respect to Series A, Series B, Series D, Series J, Series O, Series Q, Series V, Series X, and Series Y and (iii) to continue the current expense limitation with respect to Series Z. The expense limitation agreement for the Funds would run through at least May 1, 2022 (i.e., a period of at least five years), subject to its termination provisions. The Board has unanimously approved the Distribution Plan, subject to shareholder approval, and recommends that you vote “FOR” the Proposal. Although the Board has determined that the Proposal is in your best interest, the final decision is yours, as described below.

Q.	Why am I being asked to vote?

A.
Although the Board has approved the Distribution Plan, the Distribution Plan cannot be implemented without the required shareholder approval of the Proposal. You are, or were, as of March 3, 2017 (the “Record Date”), a shareholder in one or more of the Funds.

Proposed Distribution Plan

Q.	What would the fees paid under the Distribution Plan pay for?

A.
The Distribution Plan would be adopted pursuant to Rule 12b-1 under the 1940 Act, which permits a mutual fund to use a portion of its assets to pay for the distribution of its own shares, provided certain conditions are met. The Distribution Plan would permit the Funds to compensate Guggenheim Funds Distributors, LLC (“Guggenheim Funds Distributors”), the Funds’ principal underwriter, and indirectly others to help promote the distribution of the Funds to a broader base of investors, and for providing distribution, shareholder and administrative services. These services may include, for example: compensation of insurance companies and their affiliates, broker-dealers, and sales personnel; the printing and mailing of prospectuses to other than current shareholders; the preparation of statements for shareholders; the printing and mailing of sales literature; and advertising. The fee paid by a fund pursuant to this type of plan is commonly referred to as a “12b-1 fee.”

Q.    Would the Distribution Plan result in higher total net expenses to the Funds?

A.
The Distribution Plan is not expected to initially result in higher total net expenses for the Funds, as further described in the enclosed Proxy Statement. If the Distribution Plan is adopted by the Funds’ shareholders, the Board and the Investment Manager have agreed to offset (and more than offset in the case of Series X and Series Y) the 12b-1 fee by: (i) contractually reducing the investment advisory fee charged by the Investment Manager to Series N in the same amount as the fee to be charged under the Distribution Plan (0.25%); (ii) contractually reducing the investment advisory fee charged by the Investment Manager to Series Q by 0.20% (and implementing the expense limitation described below); and (iii) contractually reducing the investment advisory fee charged by the Investment Manager to Series X and Series Y by 0.10% (and implementing the expense limitation described below). In addition, the Board and the Investment Manager have agreed to implement an expense limitation agreement that (based on current estimates) would result in the Investment Manager: (i) waiving 0.25% in certain fees and expenses for Series A, Series B, Series D, Series J, Series O, Series V, Series Y, and Series Z; (ii) waiving 0.05% in certain fees and expenses for Series Q; and (iii) waiving 0.30% in certain fees and expenses for Series X. As a result, the total net expenses of these Funds are not expected to immediately increase as a result of the 12b-1 fees. The expense limitation agreement would remain in place until at least May 1, 2022, unless terminated earlier by the Board or when the Investment Manager ceases to serve as such, and is subject to recoupment rights. The expense limitation agreement may also be extended or renewed. Absent the continuation of the expense limitation agreement, the total net expenses for Series A, Series B, Series D, Series J, Series O, Series Q, Series V, Series X, Series Y, and Series Z may ultimately be higher than these Funds’ current total net expenses. However, shareholder approval would be required to subsequently increase the investment advisory fee for Series N, Series Q, Series X, and Series Y.
Q.    Why is the Board recommending approval of the Distribution Plan?

A:
The Board recommends the approval of the Proposal and the adoption of the Distribution Plan after finding that there is a reasonable likelihood that the Distribution Plan will benefit the Funds and their shareholders for several reasons.  Based on the recommendation by the Investment Manager, the Board believes the Distribution Plan should assist the Funds in accessing distribution channels in the variable insurance products industry (notably, unaffiliated insurance companies), which, if successful, may result in increased Fund assets and potential economies of scale that could benefit shareholders.  Currently, the Funds are relatively small in size and have limited or negative net flows.  The Board also noted the information from the Investment Manager regarding the prevalence of similar plans in the insurance products industry and believes that the Distribution Plan is a reasonable method for compensating insurance companies and their affiliates for distribution and shareholder and administrative services.  The Board also noted that the implementation of the Distribution Plan is not expected to immediately lead to higher total net expenses for the Funds as a result of the reduction in the investment advisory fee and/or the implementation of the expense limitation agreement through May 1, 2022, as applicable to each Fund.

Voting

Q.	Who is asking for my vote?

A.	Your vote is being solicited in connection with the solicitation of proxies by the Trust for use at the Meeting for the purposes stated in the enclosed Notice of Special Meeting of Shareholders.

Q.	How does the Board suggest that I vote?

A.
After careful consideration, the Board unanimously recommends that you vote “FOR” the Proposal. Please see the section entitled “Board Recommendation” for a summary of the Board’s considerations in making this recommendation.

Q.	Why am I receiving information about Funds I do not own?

A.
The Proposal is similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for the Funds. You are being asked to vote separately on the Proposal with respect to the Fund(s) that you own. If you are a shareholder of more than one Fund, you will receive more than one voting instruction card.

Q.	What vote is required to approve the Proposal?

A.
Pursuant to Rule 12b-1 under the 1940 Act, the Distribution Plan as it relates to a Fund must be approved by an affirmative vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a majority of a Fund’s outstanding voting securities means the lesser of (1) 67% or more of the voting securities present or represented by proxy at a meeting at which more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities.

Assuming that the requisite levels of aggregate shareholder consent are attained, an unfavorable vote on the Proposal by the shareholders of one Fund will not affect the implementation of the Proposal by any other Fund if the Proposal is approved by shareholders of that other Fund.

Q.	Will my vote make a difference?

A.
Yes! Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of their Funds. Additionally, your immediate response on the enclosed voting instruction card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.
You should vote because every vote is important. As described in the proxy materials, the Participating Insurance Companies use proportional voting. As a result, if a large number of Contract Owners fail to provide voting instructions, a small number of Contract Owners may determine the outcome of the vote.

Q.	How will my vote be counted?

A.
As a shareholder at the close of business on the Record Date, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of the Fund(s) attributable to your Contract should be voted as though you are a direct shareholder of the Fund(s). As noted above, if your voting instructions are not received, the Participating Insurance Company that issued your Contract will vote the shares attributable to your Contract in proportion to those shares for which voting instructions are received. For qualified retirement plans, plan trustees generally exercise voting rights for applicable Fund shares but, in some cases, may pass their voting rights to plan participants who may provide instructions on how to vote shares.

Q.	How do I place my vote?

A.
You may place your vote by mail with the enclosed voting instruction card, on the Internet through the website listed in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your voting instruction card. Please follow the enclosed instructions to use any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent at the telephone number below. Voting instructions may be revoked prior to the Meeting by timely executing and submitting a revised voting instruction card (following the methods noted above), by giving written notice of revocation to the Secretary of the Trust prior to the Meeting, or by voting in person at the Meeting.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call AST Fund Solutions, LLC at 1-888-567-1626.
PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

GUGGENHEIM VARIABLE FUNDS TRUST
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(301) 296-5100

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 20, 2017

Notice is hereby given that a special meeting of shareholders of Series A (StylePlus—Large Core Series) (“Series A”), Series B (Large Cap Value Series) (“Series B”), Series D (World Equity Income Series) (“Series D”), Series J (StylePlus—Mid Growth Series) (“Series J”), Series N (Managed Asset Allocation Series) (“Series N”), Series O (All Cap Value Series) (“Series O”), Series Q (Small Cap Value Series) (“Series Q”), Series V (Mid Cap Value Series) (“Series V”), Series X (StylePlus—Small Growth Series) (“Series X”), Series Y (StylePlus—Large Growth Series) (“Series Y”), and Series Z (Alpha Opportunity Series) (“Series Z”) (each, a “Fund” and, collectively, the “Funds”), each a series of Guggenheim Variable Funds Trust (the “Trust”), will be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on April 20, 2017 at 1:00 p.m. Central Time (and any postponements or adjournments thereof, the “Meeting”), for the following proposals:

Proposals
1.	To Approve the Adoption of a Distribution and Shareholder Services Plan with Regard to Series A, Series B, Series D, Series J, Series N, Series O, Series Q, Series V, Series X, Series Y, and Series Z
2.	To Transact Such Other Business as May Properly Come Before the Meeting
After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote “FOR” Proposal 1. Although the Board has determined that Proposal 1 is in your best interest, the final decision is yours.
You are receiving this Notice and the enclosed Proxy Statement because you are among those who own a variable annuity contract or a variable life insurance policy (each, a “Contract”) issued by an insurance company that offers one or more of the Funds as underlying investment options for the Contract (the “Participating Insurance Companies”) and have allocated a portion of your Contract value to one or more of the Funds (each, a “Contract Owner”). You may also be receiving this Notice and the enclosed Proxy Statement because you are among those who own shares of one or more of the Funds through a qualified retirement plan. Contract Owners who select a Fund for investment through a Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of the Fund(s) attributable to your Contract should be voted at the Meeting as though you are a direct shareholder of one or more of the Funds. For ease of reference, throughout this Notice, Contract Owners (and other persons or entities that have voting rights or are being asked to provide voting instructions) are also referred

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to as “shareholders” of the Funds. As a shareholder as of the close of business on March 3, 2017 (the “Record Date”), you are entitled to notice of, and to vote at, the Meeting.
We call your attention to the accompanying Proxy Statement. We request that you complete, date, and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Your voting instruction card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Voting instructions may be revoked prior to the Meeting by timely executing and submitting a revised voting instruction card (following the methods noted above), by giving written notice of revocation to the Secretary of the Trust prior to the Meeting, or by voting in person at the Meeting.
The enclosed proxy materials will be available online at https://www.proxyonline.com/docs/guggenheim2017.pdf.
By Order of the Board of Trustees,
Mark E. Mathiasen
Secretary
YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

APPENDICES

Appendix A	Form of Distribution and Shareholder Services Plan
Appendix B	Current and Pro Forma Operating Expenses
Appendix C	Outstanding Shares
Appendix D	Information Regarding 5% Owners

GUGGENHEIM VARIABLE FUNDS TRUST
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(301) 296-5100
PROXY STATEMENT FOR SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 20, 2017
This proxy statement (“Proxy Statement”) and enclosed notice and voting instruction card are being furnished in connection with the solicitation of proxies by the Board of Trustees of Guggenheim Variable Funds Trust (the “Board” of the “Trust”). The voting instructions (and proxies) are being solicited for use at a special meeting of shareholders of the Funds (as defined below) to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on April 20, 2017 at 1:00 p.m. Central Time (and at any and all adjournments or postponements thereof, the “Meeting”). The Board has called the Meeting and is soliciting voting instructions (and proxies) from shareholders of each of Series A (StylePlus—Large Core Series) (“Series A”), Series B (Large Cap Value Series) (“Series B”), Series D (World Equity Income Series) (“Series D”), Series J (StylePlus—Mid Growth Series) (“Series J”), Series N (Managed Asset Allocation Series) (“Series N”), Series O (All Cap Value Series) (“Series O”), Series Q (Small Cap Value Series) (“Series Q”), Series V (Mid Cap Value Series) (“Series V”), Series X (StylePlus—Small Growth Series) (“Series X”), Series Y (StylePlus —Large Growth Series) (“Series Y”), and Series Z (Alpha Opportunity Series) (“Series Z”) (each, a “Fund” and, collectively, the “Funds”), each a series of the Trust, with respect to the following proposals (the “Proposals”):

Proposals
1.	To Approve the Adoption of a Distribution and Shareholder Services Plan with Regard to Series A, Series B, Series D, Series J, Series N, Series O, Series Q, Series V, Series X, Series Y and Series Z
2.	To Transact Such Other Business as May Properly Come Before the Meeting
You are receiving this Proxy Statement because you are among those who own a variable annuity contract or a variable life insurance policy (each, a “Contract”) issued by an insurance company that offers one or more of the Funds as an underlying investment option for the Contract (the “Participating Insurance Companies”) and have allocated a portion of your Contract value to the Funds (each, a “Contract Owner”). You may also be receiving this Proxy Statement because you are among those who own shares of one or more of the Funds through a qualified retirement plan. As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of the Fund(s) attributable to your Contract should be voted at the Meeting as though you are a direct shareholder of the Fund(s). The Participating Insurance Company that issued your Contract will furnish this Proxy Statement to the Contract Owners that have allocated a portion of their Contract values to the Fund(s) (i.e., own shares of the Fund(s) to be voted at the Meeting), and will solicit voting instructions from those Contract Owners. The Participating Insurance Companies will vote the shares attributable to the Fund(s) at the Meeting in accordance with the voting instructions received from Contract Owners. As a shareholder as of the close of business on March 3, 2017 (the “Record Date”), you are entitled to notice of, and to vote at, the Meeting.
You are being asked to approve the adoption of a Distribution and Shareholder Services Plan (the “Distribution Plan”), as described below. For ease of reference, throughout this Proxy Statement, Contract Owners (and other persons or entities that have voting rights or are being asked to provide voting instructions) are also referred to as “shareholders” of the Funds and voting instructions that you are being asked to provide are referred to as a “vote.”
After careful consideration, the Board unanimously recommends that shareholders vote “FOR” Proposal 1. Although the Board has determined that Proposal 1 is in your best interest, the final decision is yours.
The Trust is soliciting voting instructions (and proxies) from shareholders in connection with the Proposals. This Proxy Statement and the accompanying Notice and the voting instruction card were first mailed to shareholders on or about March 24, 2017.
If you have any questions about the Proposals or about voting, please call AST Fund Solutions, LLC at 1-888-567-1626.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON APRIL 20, 2017
This Proxy Statement is available at https://www.proxyonline.com/docs/guggenheim2017.pdf. In addition, shareholders can find important information about the Funds in the annual report, dated December 31, 2016, including financial reports for the fiscal year ended December 31, 2016, and semi-annual report for the period ended June 30, 2016. You may obtain copies of these reports without charge by writing to the Trust, by calling 1-800-888-2461 or at https://www.guggenheiminvestments.com.

PROPOSAL 1
APPROVAL OF THE ADOPTION OF A DISTRIBUTION AND SHAREHOLDER SERVICES PLAN WITH REGARD TO SERIES A, SERIES B, SERIES D, SERIES J, SERIES N, SERIES O, SERIES Q, SERIES V, SERIES X, SERIES Y AND SERIES Z

Background

At a meeting duly called and held on March 1, 2017, the Board considered and approved the adoption of the Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), for Series A, Series B, Series D, Series J, Series N, Series O, Series Q, Series V, Series X, Series Y and Series Z, subject to shareholder approval. The Board’s approval of the Distribution Plan included an affirmative vote by a majority of those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the proposed Distribution Plan or any agreements related to it (“Independent Trustees”), cast in person at the meeting (called for the purpose of voting on the Distribution Plan). Currently, the Funds do not have a plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Plan would allow each of the Funds to annually pay up to 0.25% of its average daily net assets to Guggenheim Funds Distributors, LLC (“Guggenheim Funds Distributors”), the Funds’ principal underwriter, for providing distribution, shareholder and administrative services. This fee is commonly referred to as a “12b-1 fee.” The proposed Distribution Plan is identical to the distribution and shareholder services plan currently in place for certain other series of the Trust.

The Distribution Plan will become effective with respect to each Fund on May 1, 2017, subject to approval by the Fund’s shareholders. The Board recommends that the shareholders vote “FOR” Proposal 1.

Description of the Distribution Plan

The discussion of the Distribution Plan is a brief summary of the Distribution Plan, a form of which is attached to this Proxy Statement as Appendix A.

The Distribution Plan is the same as the current distribution and shareholder services plan in place for three other series of the Trust: Series E (Total Return Bond Series); Series F (Floating Rate Strategies Series); and Series P (High Yield Series). The Distribution Plan is also comparable to the distribution and shareholder services plan in place for certain classes of series of Guggenheim Funds Trust, which are retail mutual funds that have investment objectives, strategies and risks that are similar to those of certain of the Funds (the “Retail Series”).

Payments

The proposed Distribution Plan authorizes payments from assets attributable to shares of the Funds for a variety of services with respect to the Funds’ shares, including any type of activity that is primarily intended to result in the sale of the shares, as well as related shareholder and administrative services. The Distribution Plan relies on the provisions of Rule 12b-1 under the 1940 Act, to the extent applicable, to make these payments.

The Distribution Plan provides that each Fund may pay to Guggenheim Funds Distributors, the Funds’ principal underwriter, as compensation for providing distribution, shareholder and administrative services for the payment of fees accrued under the Distribution Plan at the rate of 0.25% (as a percentage of average daily net assets of the respective Funds). The proposed Distribution Plan is known as a “compensation” plan because these payments would be made for services rendered without regard for the actual expenses or expenditures of Guggenheim Funds Distributors. However, these payments are subject to review by the Board.

Services For Which Payments May be Used

The payments made by the Funds pursuant to the Distribution Plan may be used by Guggenheim Funds Distributors for a variety of purposes, including: (i) compensation to employees of Guggenheim Funds Distributors; (ii) compensation to Guggenheim Funds Distributors and other broker-dealers that engage in or support the distribution of shares or variable contracts whose proceeds are invested in shares of the Funds; (iii) expenses of Guggenheim Funds Distributors and such other broker-dealers and entities, including overhead and telephone and other communication expenses; (iv) printing of prospectuses, statements of additional information, and reports for other than existing shareholders; (v) preparation and distribution of sales literature and advertising materials; (vi) administering periodic investment and periodic withdrawal programs; (vii) researching and providing historical account activity information for shareholders requesting it; (viii) preparing and mailing account and confirmation statements to account holders; (ix) preparing and mailing tax forms to account holders; (x) serving as custodian to retirement plans investing in shares; (xi) dealing appropriately with abandoned accounts; (xii) collating and reporting the number of Shares attributable to each state for blue sky registration and reporting purposes; (xiii) identifying and reporting transactions exempt from blue sky registration requirements; and (xiv) providing and maintaining ongoing shareholder services for the duration of a shareholder’s investment in each Fund, which may include updates on performance, total return, other related statistical information, and a continual analysis of the suitability of the investment in shares of each Fund.

Under the Distribution Plan, expenditures by Guggenheim Funds Distributors may also be used to compensate insurance companies (or their affiliates) that issue Contracts for providing services to current and prospective Contract Owners, including the following services: (i) teleservicing support in connection with the Funds; (ii) delivery and responding to inquires respecting the Funds’ Prospectus and/or Statement of Additional Information, reports, notices, proxies and proxy statements and other information respecting the Funds (but not including services paid for by the Trust such as printing and mailing); (iii) facilitation of the tabulation of Contract Owners’ votes in the event of a meeting of shareholders; (iv) conveyance of information to the Trust or its transfer agent as may be reasonably requested; (v) provision of support services including providing information about the Trust and the Funds and answering questions concerning the Trust and the Funds, including questions respecting Contract Owners’ interests in the Funds; (vi) provision and administration of Contract features for the benefit of Contract Owners participating in the Funds including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and (vii) provision of other services deemed appropriate by Guggenheim Funds Distributors from time to time.

Termination and Board Reporting

The Distribution Plan provides that it will continue in effect from year to year, provided that its continuance is approved at least annually by a vote of a majority of the Board, including the vote of a majority of the Independent Trustees, based on a finding that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and its shareholders. The Board would receive, at least quarterly, reports from Guggenheim Funds Distributors showing expenditures under the Distribution Plan. The Board may amend the Distribution Plan from time to time, but any amendment that would increase materially the amount authorized to be spent by a Fund for distribution would require a vote of a majority of the outstanding voting securities of that Fund.

In addition, the Distribution Plan may be terminated with respect to a Fund at any time without penalty by a vote of a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees.

Advisory Fee Reduction and the Implementation of an Expense Limitation Agreement for the Funds, as Applicable

As described below, the Investment Manager has agreed to make certain concessions with respect to investment advisory fees charged to certain Funds and/or to implement an expense limitation agreement for certain Funds. As a result, the 12b-1 fees would be offset (and more than offset in the case of Series X and Series Y) by these concessions and total net expenses will not immediately increase for each Fund as a result of the Distribution Plan. For Series N, which would be subject only to a reduction in its investment advisory fee in the same amount of the 12b-1 fee, the Investment Manager also believes that the Fund’s total net expenses would not immediately increase as a result of the Distribution Plan. These fee and expense concessions do not necessarily mean that total net expenses for a Fund will always be lower than the current total net expenses for the Fund because the expense limitation may be discontinued, other Fund fees and expense can increase in the future for a variety of reasons and not all fees and expenses are covered by the expense limitation (as noted below), and these concessions may not always be sufficient to offset such increases and may not be in place permanently at the current levels. The Board and the Investment Manager will take into account factors considered relevant to determining whether to continue, revise or eliminate an expense limitation for a Fund and shareholder approval would be necessary to subsequently increase the investment advisory fee for Series N, Series Q, Series X, and Series Y.

Contingent upon shareholder approval and adoption of the Distribution Plan for the Funds, the Board and the Investment Manager have agreed to reduce the contractual investment advisory fee charged by the Investment Manager to Series N, Series Q, Series X, and Series Y. The shareholders of Series N, Series Q, Series X, and Series Y currently pay an investment advisory fee (as a percentage of average daily net assets) as stated in the table below. If the Distribution Plan is adopted, this fee will be reduced for these Funds as follows:

Fund	Current Investment Advisory Fee	Proposed Investment Advisory Fee	Amount of Reduction
Series N	0.65%	0.40%	0.25%
Series Q	0.95%	0.75%	0.20%
Series X	0.85%	0.75%	0.10%
Series Y	0.75%	0.65%	0.10%

In addition, the Board and the Investment Manager have agreed to implement an expense limitation agreement for Series A, Series B, Series D, Series J, Series O, Series Q, Series V, Series X, and Series Y and to continue the current expense limitation with respect to Series Z.  Under the expense limitation agreement, the Investment Manager would contractually agree to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (which would include 12b-1 fees but exclude brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses” or “Total Net Expenses”) to the amounts shown in the table below.  As further explained below, this expense limitation agreement would be in place until at least May 1, 2022 (i.e., for a period of at least five years).

The proposed expense limitations would cap these Funds’ Operating Expenses at an amount equivalent to the Operating Expenses of the Funds as of December 31, 2016.  In the case of Series X and Series Y, the expense cap would be below the Operating Expenses of the Funds as of December 31, 2016.  As the expense limitation agreement and the term Operating Expenses exclude certain expenses, Total Annual Fund Operating Expenses after Proposed Fee Waiver and/or Expense Reimbursement may be greater than the expense cap for a Fund.

Fund	Contractual Expense Limitation[1]	Total Annual Fund Operating Expenses after Proposed Fee Waiver and/or Expense Reimbursement
Series A	0.93%	1.02%
Series B	0.82%	0.82%
Series D	0.91%	0.91%
Series J	0.95%	1.04%
Series O	0.90%	0.90%
Series Q	1.16%	1.16%
Series V	0.93%	0.93%
Series X2	1.08%	1.17%
Series Y3	0.94%	1.03%
Series Z	2.35%	2.92%

[1]
The Investment Manager has contractually agreed through May 1, 2022 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including 12b-1 fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) for the Funds to the annual percentages stated in the above column. A Fund may have “Total Annual Fund Operating Expenses after Proposed Fee Waiver and/or Expense Reimbursement” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Funds of fees waived and/or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

[2]	Total Annual Fund Operating Expense for Series X as of December 31, 2016 were 1.32%.
3    Total Annual Fund Operating Expense for Series Y as of December 31, 2016 were 1.13%.

Therefore, if shareholders adopt the Distribution Plan, the 12b-1 fee under the Distribution Plan will be offset (and more than offset in the case or Series X and Series Y) by the reduction in the investment advisory fee and/or the expense limitation arrangement, and total net expenses will not immediately increase for each Fund as a result of the Distribution Plan, and will be capped at a lower level than current expenses for Series X and Series Y, until at least May 1, 2022.

The expense limitation agreement would terminate on May 1, 2022, unless terminated earlier by the Board or when the Investment Manager ceases to serve as such, although it may be extended or renewed by the Board and Security Investors, LLC. The Investment Manager is entitled to reimbursement by a Fund of fees waived and/or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. Absent the continuation of the expense limitation agreement, the total net expenses for Series A, Series B, Series D, Series J, Series O, Series Q, Series V, Series X, Series Y and Series Z may be higher than these Funds’ current Operating Expenses.

Current and Pro Forma Operating Expenses

The tables set forth in Appendix B compare the Funds’ operating expenses for the fiscal year ended December 31, 2016 to the Funds’ hypothetical operating expenses for the same period if the 12b-1 fee under the proposed Distribution Plan had been in place for the entire fiscal year. The hypothetical “pro forma” operating expenses also assume the implementation of (i) the proposed decreased investment advisory fee for the Funds, as applicable and (ii) the proposed expense limitation agreement for the Funds, as applicable. The “pro forma” operating expenses do not reflect separate account or Contract fees or charges, which if reflected would increase expenses. Please refer to your Contract prospectus for information on these fees and charges.

Evaluation by the Board of Trustees

The Distribution Plan was approved by the Board, including a majority of the Independent Trustees, at an in person meeting duly called and held on March 1, 2017.  The Distribution Plan will become effective with respect to each Fund on May 1, 2017, subject to approval by the Fund’s shareholders.

The Board recommends the approval of the Distribution Plan after finding that there is a reasonable likelihood that the Distribution Plan will benefit the Funds and their shareholders for several reasons.  Based on the recommendation by the Investment Manager, the Board believes the Distribution Plan should assist the Funds in accessing distribution channels in the variable insurance products industry (notably, unaffiliated insurance companies), which, if successful, may result in increased fund assets and potential economies of scale that could benefit shareholders.  Currently, the Funds are relatively small in size and have limited or negative net flows.  The Board also noted information from the Investment Manager regarding the prevalence of similar plans in the insurance products industry and believes that the Distribution Plan is a reasonable method for compensating insurance companies for distribution, shareholder and administrative services.

The Investment Manager and Guggenheim Funds Distributors wish to promote the Funds to a broader investor base in order to increase the size of the Funds.  The Investment Manager and Guggenheim Funds Distributors believe that, for their promotional efforts to be successful, the Funds need to offer competitive compensation to insurance companies and their affiliates that make the Funds available as investment options in variable contracts and to other intermediaries that sell variable insurance products or service variable insurance contract owners.  The Investment Manager also believes that the Distribution Plan would permit these competitive compensation arrangements.

In considering whether to approve the Proposal, the Board requested and evaluated such information as it deemed necessary to make an informed determination as to whether the Distribution Plan should be implemented.  On the basis of the factors addressed below, and in the exercise of their reasonable business judgment, and in light of their respective fiduciary duties, the Trustees concluded that the Distribution Plan is reasonably likely to benefit each Fund and its shareholders and is in the best interests of each Fund and its shareholders. The Independent Trustees were assisted by independent counsel in making this determination.  Accordingly, the Trustees, including the

Independent Trustees, have unanimously approved the Distribution Plan.  In reaching its conclusion, the Board considered a number of factors, including the following:

•
the circumstances that led the Investment Manager of the Funds to recommend the adoption of the Distribution Plan, which include the relatively small size of the Funds and the limited or negative net flows into the Funds, and, notably, the Investment Manager’s view of the necessity to pay competitive compensation to intermediaries that sell variable insurance contracts in order to obtain net flows;

•
the Distribution Plan should assist the Funds in accessing distribution channels in the variable insurance products industry, which, if successful, may result in increased Fund assets and potential economies of scale that could benefit shareholders;

•
the Investment Manager’s representation that a number of insurance companies and their affiliates that could offer the Funds in their variable contracts do not believe that the current fees and expenses structure of the Funds is attractive, but they have indicated a willingness to offer the Funds under the fees and expenses structure that would result if the Distribution Plan is implemented;

•	the same distribution plan has been adopted by other series of the Trust;

•
the Investment Manager’s representation that similar plans and levels of 12b-1 fees are prevalent in the insurance products industry as a means of compensating insurance companies and others for distribution, shareholder and administrative services;

•	the effects of the Distribution Plan on existing shareholders;

•
the advisory fee reductions and the expense limitations through May 1, 2022 from the Investment Manager, which are such that implementation of the Distribution Plan is not expected to initially lead to an increase in the Funds’ total net expenses;

•	in its annual review of the Distribution Plan, the Board will consider the continued appropriateness of the Distribution Plan, including the level of payments provided for therein;

•	in its annual review of the investment advisory agreements, the Board will review the total expense ratios and consider the appropriateness of the expense limitations and any extension; and

•	the change to the fee structure of the Funds more closely aligns the Funds’ fee structures to those of the Retail Series, as applicable.
In considering the proposed Distribution Plan, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor or consideration.

Required Vote
Approval of the Distribution Plan as it relates to a Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund. Such majority vote means the vote of the holders of the lesser of (i) 67% or more of the voting securities present or represented by proxy at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. A vote in favor of Proposal 1 by a shareholder of a Fund shall be deemed a vote to approve the proposed Distribution Plan with respect to the Fund. Approval of Proposal 1 for a Fund is not contingent on approval of Proposal 1 for any other Fund.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1. UNMARKED, PROPERLY SIGNED AND DATED VOTING INSTRUCTION CARDS WILL BE SO VOTED.

OTHER BUSINESS
The Trustees do not know of any matters to be presented at the Meeting other than as set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy card or in the discretion of the Participating Insurance Company.
ADDITIONAL INFORMATION
Investment Manager
Security Investors, LLC, also known as Guggenheim Investments (referred to herein as “Security Investors” or the “Investment Manager”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is the investment manager for the Funds. The Investment Manager is an indirect wholly-owned subsidiary of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $260 billion in assets under management as of December 31, 2016. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.
Principal Underwriter/Distributor
Guggenheim Funds Distributors, LLC, an affiliate of the Investment Manager, serves as principal underwriter for the Funds (the “Distributor”). The principal business address of the Distributor is 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
Administrator
MUFG Investor Services (US), LLC, serves as the Funds’ administrator and is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. In addition, MUFG Investor Services (US), LLC, serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency and service agreement with the Trust.
Other Information
Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which also contains other information about the Funds
Share Ownership. Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix C, representing the same number of votes for each of the Funds. Information regarding 5% owners of each Funds’ outstanding shares, as of the Record Date, is provided in Appendix D.

Voting Information
Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about March 24, 2017, but voting instructions and proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of Guggenheim Investments or its affiliate(s), or AST Fund Solutions, LLC, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. To the extent applicable and practicable, arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.
Cost of the Solicitation. The cost of retaining AST Fund Solutions, LLC (and other costs associated with the solicitation of shareholder votes) will be borne by the Investment Manager. The estimated cost of retaining AST Fund Solutions, LLC (and other costs associated with the solicitation of shareholder votes) is approximately $142,000.
Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Each share is entitled to one vote and each fractional share is entitled to a fractional vote. The number of shares of each Fund as to which voting instructions may be provided to the Trust (or a Participating Insurance Company, as applicable) is determined by dividing the Contract Owner’s Contract value attributable to the Fund on the Record Date by the net asset value per share of the Fund as of the same date.
Thirty-three and one-third percent (33-1/3%) of the total shares of each Fund entitled to vote, represented in person or by proxy, will constitute a quorum for the Meeting and must be present in person or by proxy for the transaction of business at the Meeting with respect to the Fund. Only shares that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum, but abstentions and “broker non-votes” will not be counted as shares voted (votes cast) with respect to the Proposal. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote.
Each Participating Insurance Company will vote the shares attributable to the applicable Fund at the Meeting in accordance with the voting instructions received from Contract Owners. If a voting instruction card is properly executed but no directions are indicated, the Participating Insurance Company will vote the applicable shares FOR the Proposal. The Participating Insurance Companies will use proportional voting to vote on behalf of Contract Owners that do not provide voting instructions and/or for which a voting instruction card is not properly executed.  As a result, the Participating Insurance Companies will vote the shares held in each of its separate accounts for which it has not received timely voting instructions and/or for which a voting instruction card is not properly executed, in the same proportion as it votes shares held by that separate account for which it has received timely and properly executed voting instructions. If no voting instructions are received timely for the shares held in a separate account, the Participating Insurance Companies will vote any shares held by such separate account in the same proportion as votes cast by all of its other separate accounts in the aggregate. Because the Participating Insurance Companies use proportional voting, the presence of the Participating Insurance Companies at the Meeting shall be sufficient to constitute a quorum for the transaction of business at the Meeting.
For qualified retirement plans, plan trustees generally are the legal shareholders of a Fund and, as such, have sole voting power for applicable Fund shares and generally exercise their voting rights. In some cases, plan trustees may pass their voting rights to plan participants who may provide instructions on how to vote shares. If such plan participants fail to give instructions as to how to vote their shares, the plan trustees may use proportional voting and vote those shares in proportion to the instructions given by plan participants who voted.
The Meeting may be adjourned for any reason consistent with applicable law and the Trust’s Declaration of Trust and By-Laws, including by the chairman of the Meeting without any action by shareholders in accordance with the Trust’s By-Laws.
The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” Proposal 1. The duly appointed proxies may, in their judgment, vote upon such other matters as may properly come before the Meeting.
In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your voting instructions: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another voting instruction card prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.
Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals
As a general matter, the Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of the Trust.
Proposals must be received a reasonable time before the Trust begins to print and set the proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their judgment with respect to proposals submitted on an untimely basis.
TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,
Donald C. Cacciapaglia
President, Chief Executive Officer and Trustee

APPENDIX A
FORM OF PLAN
FORM OF DISTRIBUTION AND SHAREHOLDER SERVICES PLAN OF GUGGENHEIM VARIABLE FUNDS TRUST
1. The Plan. This Distribution and Shareholder Services Plan (the “Plan”), when effective in accordance with its terms, is a written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) of certain series of Guggenheim Variable Funds Trust (“Trust”) listed in Schedule A hereto (each, a “Series”).
2. Shares of the Series. It is understood that shares of beneficial interest (“Shares”) of each Series may be offered to life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and/or variable life insurance policies (“Variable Contracts”) and may also be offered to certain other persons including qualified pension and retirement plans (“Qualified Plans”).
3. Distribution and Service Agreement. The Trust has entered into a Distribution Agreement with respect to each Series with Guggenheim Funds Distributors, LLC (“Guggenheim Funds Distributors”), under which Guggenheim Funds Distributors serves as the Series principal underwriter. This Plan does not require Guggenheim Funds Distributors to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Shares of any Series. Any distribution and service agreement (“Agreement”) relating to the implementation of this Plan shall be in writing and subject to approval and termination pursuant to the provisions of Sections 6 and 8 of this Plan. However, this Plan shall not obligate the Series or any other party to enter into such Agreement.
4. Compensation.
a. Shares of each Series shall pay to Guggenheim Funds Distributors, as compensation for providing distribution, shareholder and administrative services, a fee at the rate specified for that Series on Schedule B, such fee to be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.
b. The fees payable hereunder are payable without regard to the aggregate amount that may be paid over the years, PROVIDED THAT, so long as the limitations set forth in Rule 2830 of the Conduct Rules (“Rule 2830”) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) remain in effect and apply to recipients of payments made under this Plan, the amounts paid hereunder shall not exceed those limitations, including permissible interest.
5. a. Distribution Services. As principal underwriter of the Trust’s shares, Guggenheim Funds Distributors may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of Shares of the Series, including, but not limited to, compensation to employees of Guggenheim Funds Distributors; compensation to Guggenheim Funds Distributors and other broker-dealers that engage in or support the distribution of shares or variable contracts whose proceeds are invested in shares of the Series; expenses of Guggenheim Funds Distributors and such other broker-dealers and entities, including overhead and telephone and other communication expenses; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation and distribution of sales literature and advertising materials.
b. Administration and Shareholder Services. Guggenheim Funds Distributors may spend such amounts as it deems appropriate on the administration and servicing of the Series’ shareholder accounts. Such expenditures may be for providing or obtaining services including, but not limited to, the following: administering periodic investment and periodic withdrawal programs; researching and providing historical account activity information for shareholders requesting it; preparing and mailing account and confirmation statements to account holders; preparing and mailing tax forms to account holders; serving as custodian to retirement plans investing in Shares; dealing appropriately with abandoned accounts; collating and reporting the number of Shares attributable to each state for blue sky registration and reporting purposes; identifying and reporting transactions exempt from blue sky registration requirements; and providing and maintaining ongoing shareholder services for the duration of the shareholders’ investment in Shares of each Series, which may include updates on performance, total return, other related statistical information, and a continual analysis of the suitability of the investment in Shares of each Series. Expenditures by Guggenheim Funds Distributors may also be for providing services to life insurance companies that issue the Variable Contracts, their affiliates, or current and prospective owners of Variable Contracts including, but not limited to, the following: teleservicing support in connection with the Series; delivery and responding to inquires respecting the Series’ Prospectus and/or Statement of Additional Information, reports, notices, proxies and proxy statements and other information respecting the Series (but not including services paid for by the Trust such as printing and mailing); facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of Trust shareholders; conveyance of information to the Trust, or its transfer agent as may be reasonably requested; provision of support services including providing information about the Trust and the Series and answering questions concerning the Trust and the Series, including questions respecting Variable Contract owners’ interests in the Series; provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Series including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services deemed appropriate by Guggenheim Funds Distributors from time to time.
6. Effectiveness and Continuation. This Plan shall take effect with respect to a Series on the date indicated in Schedule A and, unless sooner terminated as herein provided, this Plan shall remain in effect with respect to the Series for one year following the applicable effective date listed on Schedule A, and year to year thereafter, provided, however, that such continuance is specifically approved with respect to such Series at least annually together with any related agreements, by votes of a majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the “Independent Trustees”), cast in person at a meeting or meetings called for the purpose of voting on this Plan.

7. Amendment. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the amount spent by a Series for distribution, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Shares of that Series, and (b) any material amendments of this Plan shall be effective only upon approval provided in paragraph 6 hereof for annual approval.
8. Termination. This Plan may be terminated at any time with respect to a Series, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Shares of the Series.
9. Reports. During the existence of this Plan, each Series shall require Guggenheim Funds Distributors to provide the Trust, for review by the Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amount expended in connection with financing any activities primarily intended to result in the sale of Shares of the Series (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
10. Limitation of Liability. Consistent with the limitations of liability as set forth in the Trust’s Declaration of Trust, any obligations assumed by a Series pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to that Series and its assets, and shall not constitute obligations of any other series of shares of the Trust, of the shareholders, or of the Trustees.
11. Non-Interested Trustees. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the non-interested Trustees then in office.
12. Miscellaneous. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN OF GUGGENHEIM VARIABLE FUNDS TRUST SCHEDULE A
SERIES	DATE MADE A PARTY TO THE PLAN
Series A (StylePlus—Large Core Series)	May 1, 2017
Series B (Large Cap Value Series)	May 1, 2017
Series D (World Equity Income Series)	May 1, 2017
Series E (Total Return Bond Series)	October 20, 2014
Series F (Floating Rate Strategies Series)	April 30, 2014
Series J (StylePlus—Mid Growth Series)	May 1, 2017
Series N (Managed Asset Allocation Series)	May 1, 2017
Series O (All Cap Value Series)	May 1, 2017
Series P (High Yield Series)	October 20, 2014
Series Q (Small Cap Value Series)	May 1, 2017
Series V (Mid Cap Value Series)	May 1, 2017
Series X (StylePlus—Small Growth Series)	May 1, 2017
Series Y (StylePlus—Large Growth Series)	May 1, 2017
Series Z (Alpha Opportunity Series)	May 1, 2017

DATED: [ ]

PLAN PURSUANT TO 12B-1 OF GUGGENHEIM VARIABLE FUNDS TRUST SCHEDULE B
SERIES	Fee (as a Percentage of Average DAILY NET ASSETS OF CLASS)
Series A (StylePlus—Large Core Series)	0.25%
Series B (Large Cap Value Series)	0.25%
Series D (World Equity Income Series)	0.25%
Series E (Total Return Bond Series)	0.25%
Series F (Floating Rate Strategies Series)	0.25%
Series J (StylePlus—Mid Growth Series)	0.25%
Series N (Managed Asset Allocation Series)	0.25%
Series O (All Cap Value Series)	0.25%
Series P (High Yield Series)	0.25%
Series Q (Small Cap Value Series)	0.25%
Series V (Mid Cap Value Series)	0.25%
Series X (StylePlus—Small Growth Series)	0.25%
Series Y (StylePlus—Large Growth Series)	0.25%
Series Z (Alpha Opportunity Series)	0.25%

APPENDIX B
CURRENT AND PRO FORMA OPERATING EXPENSES

The tables below compare the Funds’ operating expenses for the fiscal year ended December 31, 2016 to the Funds’ hypothetical operating expenses for the same period assuming that the 12b-1 fee under the proposed Distribution Plan had been in place for the entire fiscal year. The hypothetical “pro forma” operating expenses assume the implementation of (i) the 12b-1 fees under Proposal 1; (ii) the proposed decreased investment advisory fee for certain Funds, as applicable; and (iii) the proposed expense limitation agreement for certain Funds, as applicable. The operating expenses do not reflect separate account or Contract fees or charges, which if reflected would increase expenses. Please refer to your Contract prospectus for information on these fees and charges.

The purpose of the tables and the examples below is to assist shareholders in understanding the estimated effect of the adoption of the proposed Distribution Plan on the various costs and expenses of investing in shares of the Funds. The examples are for comparison only and “pro formas” do not represent the Funds’ actual or future expenses. The examples should not be considered representations of future expenses.

Series A (StylePlus—Large Core Series)
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	1.02%	1.27%
Fee Waiver (and/or Expense Reimbursement)[1]	N/A	-0.25%
Total Annual Fund Operating Expenses after Fee Waiver (and/or Expense Reimbursement)	1.02%	1.02%
[1] The Investment Manager has contractually agreed through May 1, 2022 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (including 12b-1 fees but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of 0.93% of average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived and/or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5%

return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$104	$325	$563	$1,248
Pro Forma	$104	$325	$563	$1,410

The above examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Series B (Large Cap Value Series)
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses	0.82%	1.07%
Fee Waiver (and/or Expense Reimbursement)[1]	N/A	-0.25%
Total Annual Fund Operating Expenses after Fee Waiver (and/or Expense Reimbursement)	0.82%	0.82%
[1] The Investment Manager has contractually agreed through May 1, 2022 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (including 12b-1 fees but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of 0.82% of average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived and/or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$84	$262	$455	$1,014
Pro Forma	$84	$262	$455	$1,179

The above examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Series D (World Equity Income Series)
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	0.91%	1.16%
Fee Waiver (and/or Expense Reimbursement)[1]	N/A	-0.25%
Total Annual Fund Operating Expenses after Fee Waiver (and/or Expense Reimbursement)	0.91%	0.91%
[1] The Investment Manager has contractually agreed through May 1, 2022 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (including 12b-1 fees but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of 0.91% of average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived and/or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$93	$290	$504	$1,120
Pro Forma	$93	$290	$504	$1,284

The above examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Series J (StylePlus—Mid Growth Series)
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	1.04%	1.29%
Fee Waiver (and/or Expense Reimbursement)[1]	N/A	-0.25%
Total Annual Fund Operating Expenses after Fee Waiver (and/or Expense Reimbursement)	1.04%	1.04%
[1] The Investment Manager has contractually agreed through May 1, 2022 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (including 12b-1 fees but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of 0.95% of average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived and/or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$106	$331	$574	$1,271
Pro Forma	$106	$331	$574	$1,433

The above examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Series N (Managed Asset Allocation Series)
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma
Management Fees	0.65%	0.40%
Distribution and Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.27%	0.27%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	1.02%	1.02%

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$104	$325	$563	$1,248
Pro Forma	$104	$325	$563	$1,248

Series O (All Cap Value Series)
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	0.90%	1.15%
Fee Waiver (and/or Expense Reimbursement)[1]	N/A	-0.25%
Total Annual Fund Operating Expenses after Fee Waiver (and/or Expense Reimbursement)	0.90%	0.90%
[1] The Investment Manager has contractually agreed through May 1, 2022 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (including 12b-1 fees but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of 0.90% of average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived and/or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$92	$287	$498	$1,108
Pro Forma	$92	$287	$498	$1,272

The above examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Series Q (Small Cap Value Series)
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma
Management Fees	0.95%	0.75%
Distribution and Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	1.16%	1.21%
Fee Waiver (and/or Expense Reimbursement)[1]	N/A	-0.05%
Total Annual Fund Operating Expenses after Fee Waiver (and/or Expense Reimbursement)	1.16%	1.16%
[1] The Investment Manager has contractually agreed through May 1, 2022 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (including 12b-1 fees but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of 1.16% of average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived and/or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$118	$368	$638	$1,409
Pro Forma	$118	$368	$638	$1,441

The above examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Series V (Mid Cap Value Series)
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses	0.93%	1.18%
Fee Waiver (and/or Expense Reimbursement)[1]	N/A	-0.25%
Total Annual Fund Operating Expenses after Fee Waiver (and/or Expense Reimbursement)	0.93%	0.93%
[1] The Investment Manager has contractually agreed through May 1, 2022 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (including 12b-1 fees but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of 0.93% of average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived and/or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$95	$296	$515	$1,143
Pro Forma	$95	$296	$515	$1,307

The above examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Series X (StylePlus—Small Growth Series)
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma
Management Fees	0.85%	0.75%
Distribution and Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.38%	0.38%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	1.32%	1.47%
Fee Waiver (and/or Expense Reimbursement)[1]	N/A	-0.30%
Total Annual Fund Operating Expenses after Fee Waiver (and/or Expense Reimbursement)	1.32%	1.17%
[1] The Investment Manager has contractually agreed through May 1, 2022 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (including 12b-1 fees but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of 1.08% of average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived and/or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$134	$418	$723	$1,590
Pro Forma	$119	$372	$644	$1,612

The above examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Series Y (StylePlus—Large Growth Series)
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma
Management Fees	0.75%	0.65%
Distribution and Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.29%	0.29%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	1.13%	1.28%
Fee Waiver (and/or Expense Reimbursement)[1]	N/A	-0.25%
Total Annual Fund Operating Expenses after Fee Waiver (and/or Expense Reimbursement)	1.13%	1.03%
[1] The Investment Manager has contractually agreed through May 1, 2022 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (including 12b-1 fees but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of 0.94% of average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived and/or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$115	$359	$622	$1,375
Pro Forma	$105	$328	$569	$1,422

The above examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Series Z (Alpha Opportunity Series)
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	N/A	0.25%
Other Expenses	1.67%	1.67%
Short Sale Dividend and Interest Expenses	0.57%	0.57%
Remaining Other Expenses	1.10%	1.10%
Total Annual Fund Operating Expenses	2.92%	3.17%
Fee Waiver (and/or Expense Reimbursement)[1]	N/A	-0.25%
Total Annual Fund Operating Expenses after Fee Waiver (and/or Expense Reimbursement)	2.92%	2.92%
[1] The Investment Manager has contractually agreed through May 1, 2022 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (including 12b-1 fees but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to the annual percentage of 2.35% of average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived and/or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$295	$904	$1,538	$3,242
Pro Forma	$295	$904	$1,538	$3,377

The above examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

APPENDIX C
OUTSTANDING SHARES
As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below.

Fund	Shares Outstanding
Series A (StylePlus—Large Core Series)	5,755,719
Series B (Large Cap Value Series)	6,546,616
Series D (World Equity Income Series)	12,059,769
Series J (StylePlus—Mid Growth Series)	3,400,399
Series N (Managed Asset Allocation Series)	1,804,217
Series O (All Cap Value Series)	3,702,578
Series Q (Small Cap Value Series)	2,308,432
Series V (Mid Cap Value Series)	3,279,936
Series X (StylePlus—Small Growth Series)	1,012,859
Series Y (StylePlus—Large Growth Series)	2,439,343
Series Z (Alpha Opportunity Series)	683,922

APPENDIX D
INFORMATION REGARDING 5% OWNERS
As of the Record Date, the Trustees and Officers as a group owned less than 1% of the outstanding shares of each Fund. As of the Record Date, the following shareholders owned, of record or beneficially, 5% or more of a Fund’s outstanding securities:

Fund	Amount of Shares Owned	Percentage of the Fund	Name and Address
Series A (StylePlus—Large Core Series)	5,747,230	99.85%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636
Series B (Large Cap Value Series)	6,513,212	99.49%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636
Series D (World Equity Income Series)	11,867,349	98.40%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636
Series J (StylePlus—Mid Growth Series)	3,360,611	98.83%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636
Series N (Managed Asset Allocation Series)	1,750,813	97.04%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636
Series O (All Cap Value Series)	3,648,069	98.53%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636
Series Q (Small Cap Value Series)	2,163,976	93.74%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636
Series V (Mid Cap Value Series)	3,191,218	97.30%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636
Series X (StylePlus—Small Growth Series)	987,017	97.45%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636
Series Y (StylePlus—Large Growth Series)	2,340,862	95.96%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636
Series Z (Alpha Opportunity Series)	676,967	98.98%	Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636

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GUGGENHEIM VARIABLE FUNDS TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2017

The undersigned hereby acknowledges receipt of the proxy materials and instructs the above-referenced Insurance Company or Qualified Plan (the “Plan”), through which the undersigned owns shares of the Fund, a series of Guggenheim Variable Funds Trust, to vote shares of the Fund held through such Insurance Company or Plan for which the undersigned is entitled to give voting instructions, at a Special Meeting of Shareholders of the Fund to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on April 20, 2017 at 1:00 p.m. Central Time, and any postponements or adjournments thereof (the “Meeting”). The Insurance Company or Plan will vote shares attributable to your variable annuity contract or variable life insurance policy (each, a “Policy”) or Plan account (“Account”) as indicated on the reverse side, or if properly executed and no direction is indicated, the Insurance Company or Plan will vote shares attributable to your Policy or Account, respectively, “FOR” the proposal set forth on the reverse side (the “Proposal”). With respect to those shares for which no voting instructions have been received by the Insurance Company or Plan on or about the close of business on April 19, 2017, the Insurance Company or Plan will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received.

Do you have questions? If you have any questions about how to vote or about the Meeting in general, please call toll-free (888) 567-1626. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 20, 2017.

The proxy statement for this meeting is available at: https://proxyonline.com/docs/guggenheim2017.pdf

MERGE FUND NAME	FORM OF VOTING INFORMATION FORM
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THESE VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE INSURANCE COMPANY (OR PLAN) IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF GUGGENHEIM VARIABLE FUNDS TRUST.

By signing and dating above, you instruct the Insurance Company or Plan to vote shares of the Fund attributable to your Policy or Account, respectively, at the Meeting. When properly executed, this Proxy will be voted as indicated or as “FOR” the Proposal if no direction is indicated. The Insurance Company (or Plan) set forth on the reverse side is authorized to vote in its discretion upon such other business as may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To Approve the Adoption of a Distribution and Shareholder Services Plan with Regard to the Fund	○	○	○
2.	To Transact Such Other Business as May Properly Come before the Meeting

PLEASE EXECUTE ALL VOTING INSTRUCTION CARDS. YOU MAY RECEIVE MORE THAN ONE VOTING INSTRUCTION CARDS IF YOU INVEST IN MORE THAN ONE SERIES OF GUGGENHEIM VARIABLE FUNDS TRUST.

YOU MAY VOTE BY MAIL, ONLINE OR BY PHONE. IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD.

THANK YOU FOR VOTING

GUGGENHEIM

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER SUBMITTED FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND SHAREHOLDERS. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION FIELD

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial (888) 227-9349 (toll free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (888) 567-1626 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

MERGE FUND NAME (the “Fund”)
GUGGENHEIM VARIABLE FUNDS TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2017

The undersigned hereby appoint(s) Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund, a series of Guggenheim Variable Funds Trust, to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on April 20, 2017 at 1:00 p.m. Central Time, and any postponements or adjournments thereof (the “Meeting”).

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (888) 567-1626. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 20, 2017.

The proxy statement for this meeting is available at: https://proxyonline.com/docs/guggenheim2017.pdf

MERGE FUND NAME	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUGGENHEIM VARIABLE FUNDS TRUST. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If properly executed and no direction is made, this Proxy will be voted FOR the proposal set forth below. The proxies listed on the reverse side of this Proxy Card are authorized to vote, in their judgment, upon such other matters as may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

THE BOARD OF TRUSTEES OF GUGGENHEIM VARIABLE FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To Approve the Adoption of a Distribution and Shareholder Services Plan with Regard to the Fund	○	○	○
2.	To Transact Such Other Business as May Properly Come before the Meeting

PLEASE VOTE ALL PROXY CARDS. YOU MAY RECEIVE MORE THAN ONE PROXY CARD IF YOU INVEST IN MORE THAN ONE SERIES OF GUGGENHEIM VARIABLE FUNDS TRUST.

YOU MAY VOTE BY MAIL, ONLINE OR BY PHONE. IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THANK YOU FOR VOTING